SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July 7, 2000


                          INTERNET VENTURE GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                            Strategic Ventures, Inc.
                             -----------------------
                                  (former name)


Florida                           33-19196-A                 59-2919648
------------------                -----------                ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

      9601 West Sam Houston Parkway South, Bldg. 100, Houston, Texas 77049
      --------------------------------------------------------------------
                                  (New Address)


        Registrant's telephone number, including area code: (713) 596-9308
                                                            --------------

Item 1.     Changes in Control of Registrant

                  None.

Item 2.     Acquisition or Disposition of Assets

                  None.

Item 3.     Bankruptcy or Receivership

                  None.

Item 4.     Changes in Registrant's Certifying Accountant

                  None.

Item 5.     Other Events

            1) In June 2000, the Company completed its merger with GeeWhiz.com, Inc., its majority owned subsidiary.

            2) The Company has entered into a Letter of Intent to acquire Texas Staffing Services, Inc. d/b/a/ Trendsetter Staffing Services of Houston, Texas for $2,000,000 in cash, $4,500,000 in the form of a promissory note due 180 days after closing; and common stock of a market value of $6,500,000 based on the average market trad -ing price for the 20 day period immediately preceding closing. The Letter of Intent calls for a Definitive Contract to be completed on or before July 18, 2000.

Item 6.     Resignation and Appointment of Directors

                  None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                  Financial Statements:

                           None.

                  Pro Forma Financial Statements:

                           None.

                  Exhibits:

                      10.1 Letter of Intent regarding Texas Staffing Services, Inc.

                      10.2     Amendment to Letter of Intent

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2000                         Internet Venture Group, Inc.



                                           By: ---------------------------------
                                                Elorian Landers, President